1 Fourth Quarter 2025 Earnings Conference Call January 20, 2026

1 Statements in this presentation which are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. (“Peoples”). The information contained in this presentation should be read in conjunction with Peoples’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Form 10-K”), Peoples’ Quarterly Reports on Form 10-Q for the quarters ended September 30, 2025, June 30, 2025, and March 31, 2025, and Peoples’ earnings release for the quarter ended December 31, 2025 (the “Fourth Quarter Earnings Release”), included in Peoples’ Current Report on Form 8-K furnished to the Securities and Exchange Commission (“SEC”) on January 20, 2026, each of which is available on the SEC’s website (sec.gov) or at Peoples’ website (peoplesbancorp.com). Peoples expects to file its Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Form 10-K”) with the SEC on or about February 26, 2026. As required by U.S. generally accepted accounting principles, Peoples is required to evaluate the impact of subsequent events through the issuance date of its December 31, 2025, consolidated financial statements as part of its 2025 Form 10-K. Accordingly, subsequent events could occur that may cause Peoples to update its critical accounting estimates and/or to revise its financial information from that which is contained in this presentation. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in the 2024 Form 10-K under the section “Risk Factors” in Part I, Item 1A, as supplemented by the section “Risk Factors” in Part II, Item 1A of Peoples’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and in the Fourth Quarter Earnings Release. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management’s knowledge of Peoples’ business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation. Safe Harbor Statement

2 This presentation contains financial information and performance measures determined by methods other than those in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). Management uses these “non-US GAAP” financial measures in its analysis of Peoples’ performance and the efficiency of its operations. Management believes that these non-US GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods and peers. These disclosures should not be viewed as substitutes for financial measures determined in accordance with US GAAP, nor are they necessarily comparable to non-US GAAP performance measures that may be presented by other companies. A reconciliation of these non-US GAAP financial measures to the most directly comparable US GAAP financial measures is included under the caption “Non-US GAAP Financial Measures (Unaudited)” at the end of the Fourth Quarter Earnings Release. Use of Non-US GAAP Financial Measures

3 • Diluted earnings per share of $0.89 exceeded consensus analyst estimates of $0.88 • Fee-based income grew 5% • Stable net interest income • The vast majority of our regulatory capital ratios improved • Book value per share growth of 2% and tangible book value per share increased 3% • Tangible equity to tangible assets improved 26 basis points to 8.79% Net income was $31.8 million, or $0.89 of diluted earnings per share (“EPS”) • Negatively impacted by $850,000, or $0.02 of diluted EPS, related to a loss on the sale of an other real estate owned property • Paid off subordinated debt assumed from a previous acquisition, resulting in a loss of $800,000, or $0.02 of diluted EPS ◦ This will result in annual savings of around $1 million, and has an expected tangible book value earnback period of less than one year Fourth Quarter 2025 Financial Highlights

4 Loan Balances by Segment (As of Most Recent Quarter-End) 13% 4% 11% 24% 12% 9% 23% 4% Residential real estate Home equity lines of credit Owner occupied commercial real estate Non-owner occupied commercial real estate Other consumer loans Specialty finance Commercial and industrial Construction Loan Balances and Yields (Dollars in billions) $1.56 $1.51 $1.45 $1.38 $1.30 $4.80 $4.92 $5.15 $5.35 $5.46 7.01% 6.77% 6.71% 6.71% 6.54% Acquired loans and leases Originated loans and leases Quarterly loan yield 12/31/2024 3/31/2025 6/30/2025 9/30/2025 12/31/2025 – Total loan balances grew 2% annualized compared to September 30, 2025, and were up 6% for 2025 compared to 2024 – At December 31, 2025, 44% of loans were fixed rate, with the remaining 56% at a variable rate Loan Balances by Segment

5 North Star Leasing by Segment (As of Most Recent Quarter-End) 23% 12% 8% 8%8% 7% 34% Restaurant Titled - Vocational Titled - Trucking/Trailer/Fleet Brewery/Distillery Heavy Equipment Manufacturing - Production Other – While our North Star Leasing business has experienced higher net charge-off levels in recent periods, it also provides positive long-term risk-adjusted returns and a diversified revenue stream – The historical average net charge-off rate for North Star Leasing in 2019 and prior years was between 4% - 5%, and we believe stimulus funds contributed to a lower net charge-off rate in 2022 and 2023 – The North Star portfolio origination yield (before accounting adjustments) is around 20% North Star Leasing North Star Leasing $162.7 $212.4 $220.9 $221.5 $212.0 $190.9 $176.7 $162.8 $149.1 $137.1 $1,383 $3,027 $690 $2,205 $3,733 $7,483 $5,403 $4,836 $4,484 $5,325 14.43% 14.49% 14.69% 14.35% 13.99% 14.24% 13.80% 14.14% 13.74% 14.25% Ending Balance ($ in millions) Net Charge-Offs ($ in thousands) Yield (Net of Deferred Fees and Costs) Full Year 2022 Full Year 2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 9/30/2025 12/31/2025

6 High Balance Accounts (Dollars in thousands) $11,076 $8,505 $7,586 $8,185 $1,328 $318 $— $— $— $— $— High balance account outstanding balances High balance account new production 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 – High balance accounts consist of leasing relationships in excess of $300,000 in aggregated balances North Star Leasing (High Balance Accounts) We have significantly reduced our exposure to high balance leases within the North Star Leasing portfolio – The high balance portfolio declined nearly 65% compared to December 31, 2024, and is down 78% from December 31, 2023 – At December 31, 2025, these high balance leases totaled $12.8 million – We stopped originating new high balance leases through North Star in mid-2024 At December 31, 2025, our small-ticket lease balances comprised 2% of our total loan balances

7 Asset Quality Metrics 4.14% 3.79% 3.79% 3.80% 3.52% 3.70% 3.99% 3.50% 2.38% 1.90% 2.12% 2.03% 1.93% 1.89% 2.36% 2.18% 1.05% 1.05% 1.06% 1.00% 1.01% 1.13% 1.11% 1.12% 0.50% 0.53% 0.76% 0.53% 0.50% 0.49% 0.47% 0.44% Criticized loans as a % of total loans Classified loans as a % of total loans Allowance for credit losses as a % of total loans Nonperforming assets as a % of total assets 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 9/30/2025 12/31/2025 The allowance for credit losses was 1.12% of total loans at December 31, 2025 – Nonperforming loans grew compared to the linked quarter, with increases in both loans 90+ days past due and accruing, and nonaccrual loans – Nonperforming assets declined due to the sale of an OREO property – Criticized loans declined $32 million, while classified loans decreased $11 million, both of which were driven by upgrades and payoffs Asset Quality

8 Net Charge-Offs (Dollars in thousands) 7,483 5,403 4,838 4,484 5,325 2,103 2,718 2,126 2,345 2,114 Small-ticket leasing net charge-offs All other net charge-offs 12/31/2024 3/31/2025 6/30/2025 9/30/2025 12/31/2025 — 2,000 4,000 6,000 8,000 10,000 Provision for Credit Losses and Net Charge-Offs Provision for credit losses and the annualized net charge-off rate increased compared to the linked quarter – Higher net charge-offs led to increases in provision for credit losses for the fourth quarter Net charge-offs have been heavily impacted by small-ticket leasing in recent quarters – Excluding small-ticket leasing, net charge-offs have been stable Quarterly Net Charge-Off Rate (Annualized) 0.61% 0.52% 0.43% 0.41% 0.44% 0.13% 0.18% 0.14% 0.15% 0.13% Total net charge-off rate Net charge-off rate, excluding North Star Leasing 12/31/2024 3/31/2025 6/30/2025 9/30/2025 12/31/2025

9 Net interest income was relatively flat compared to the linked quarter, and net interest margin declined by 4 basis points – The reduction in net interest margin was largely driven by decreased loan yields For the full year of 2025, net interest income grew 2%, while net interest margin declined 7 basis points – The lower net interest margin was the result of reduced accretion income, which added 11 basis points for 2025, compared to 30 basis points for 2024 Net Interest Income (Dollars in thousands) $86,536 $91,349 $91,049 $348,701 $355,230 4Q 2024 3Q 2025 4Q 2025 YTD 2024 YTD 2025 Quarterly Net Interest Margin ("NIM") 4.26% 4.18% 4.27% 4.15% 4.12% 4.15% 4.16% 4.12% 0.32% 0.28% 0.39% 0.23% 0.17% 0.12% 0.08% 0.08% Net interest margin Accretion impact 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Accretion Income (Dollars in thousands) $4,856 $1,686 $1,794 $25,171 $9,553 4Q 2024 3Q 2025 4Q 2025 YTD 2024 YTD 2025 Net Interest Income

10 Non-interest income, excluding gains and losses, grew 5% compared to the linked quarter – The improvement was driven by higher lease income, deposit account service charges, mortgage banking income and trust and investment income For the full year, non-interest income, excluding gains and losses, grew 6% compared to 2024 – The improvement was largely due to higher lease income and trust and investment income Non-Interest Income (Dollars in thousands) $25,089 $23,827 $26,272 $99,366 $104,078 4Q 2024 3Q 2025 4Q 2025 YTD 2024 YTD 2025 Non-Interest Income

11 Non-interest expense grew 2% compared to the linked quarter – This was the result of higher lease expense, which was more than offset by the higher lease income, coupled with higher sales-based and incentive compensation related to our production and performance For the full year, non-interest expense grew 3%, compared to 2024 – The increase was due to higher salaries and employee benefit costs, as well as data processing and software expenses The efficiency ratio grew compared to the linked quarter, and was higher compared to the full year of 2024 – Compared to the linked quarter, increased expenses drove the increase – For the full year, the efficiency ratio increased as a result of lower accretion income and higher non-interest expenses compared to 2024 Non-Interest Expense (Dollars in thousands) $70,503 $69,894 $71,294 $273,816 $282,337 4Q 2024 3Q 2025 4Q 2025 YTD 2024 YTD 2025 Efficiency Ratio 59.6% 57.1% 57.8% 58.0% 58.7% 4Q 2024 3Q 2025 4Q 2025 YTD 2024 YTD 2025 Non-Interest Expense

Deposits



Deposit Balances and Costs
(Dollars in billions)
1.96%
1.84%
1.76%
1.76%
1.68%
$6.08
$6.21
$6.11
$6.10
$6.06
$1.51
$1.53
$1.53
$1.54
$1.55
12/31/2024
3/31/2025
6/30/2025
9/30/2025
12/31/2025
Non-interest-bearing deposits
Interest-bearing deposits
Quarterly deposit cost



Deposit Balances by Segment
(As of Most Recent Quarter-End)
6%
20%
12%
10%
14%
12%
26%
Non-interest-bearing deposits
Interest-bearing demand accounts
Retail certificates of deposit
Money market deposit accounts
Governmental deposit accounts
Savings accounts
Brokered deposits

Fourth quarter 2025 deposits declined $21 million, excluding brokered CDs

- While interest-bearing demand accounts and non-interest bearing deposits grew $24 million and $9 million, respectively, this improvement was more than offset by reductions in governmental deposits of $30 million, and retail CDs of $25 million

Compared to year-end 2024, total deposits grew nearly $160 million, excluding brokered CDs

- Non-interest bearing deposits contributed $38 million to the increase compared to December 31, 2024
- At December 31, 2025, 78% of our deposits were to retail customers (comprised of consumers and small businesses), while the remaining 22% were to commercial customers
- Our average retail customer deposit relationship was $26,000 at quarter-end, while our median was around $2,600

Peoples BANCORP

12

13 Capital Metrics 13.58% 13.75% 13.71% 13.79% 13.78% 12.39% 12.54% 12.39% 12.54% 12.72% 11.95% 12.10% 11.95% 12.11% 12.29% 9.73% 9.80% 9.83% 9.74% 9.91% 8.01% 8.34% 8.26% 8.53% 8.79% Total risk-based capital ratio Tier 1 risk-based capital ratio Common equity tier 1 capital ratio Leverage ratio Tangible equity to tangible assets 12/31/2024 3/31/2025 6/30/2025 9/30/2025 12/31/2025 – Most of our regulatory capital ratios improved during the fourth quarter, as earnings (net of dividends) outpaced increases in risk- weighted assets – The total risk-based capital ratio was relatively flat compared to the linked quarter, and was directly related to the redemption of our subordinated debt, which qualified as tier 2 capital – Our tangible equity to tangible assets ratio improved 26 basis points compared to September 30, 2025 Capital

14 Our current expectations for 2026, excluding non-core expenses: Operating Leverage – Expect to generate positive operating leverage for 2026, compared to 2025 Net Interest Income – We anticipate our net interest margin will be between 4.00% and 4.20% for the full year of 2026, which does not include any expected rate cuts – Each 25 basis point reduction in rates from the Federal Reserve is expected to result in a 3 to 4 basis point decline in our net interest margin for the full year Non-Interest Income Excluding Gains and Losses – Believe non-interest income, excluding gains and losses, will be between $28 and $30 million for each quarter for 2026 – First quarter of each year is typically elevated as it includes annual performance-based insurance commissions Non-Interest Expense – Anticipate quarterly non-interest expense of between $72 to $74 million for the second, third and fourth quarters of 2026 – The first quarter of 2026 will be higher due to the annual expenses we typically recognize during the first quarter of each year Loans/Asset Quality – Expect loan growth will be between 3% and 5% for the full year of 2026, compared to 2025 – This is dependent on the timing of paydowns on our portfolio, which could fluctuate given changes in interest rates – Anticipate a reduction in our net charge-offs for 2026, compared to 2025, which could positively impact provision for credit losses, excluding any changes in the economic forecasts 2026 Outlook